SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  APRIL 2, 2003
                       -----------------------------------


                                NTL INCORPORATED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
-------------------------------------------------------------------------------
(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
-------    ---------------------------------

           Exhibits

99.1       Media Release issued April 2, 2003

99.2       Media Release issued April 2, 2003


ITEM 9.    REGULATION FD DISCLOSURE
-------    ------------------------

NTL Incorporated (NASDAQ: NTLI) announced today that it has been selected by each of the Metropolitan Police Authority and the Northumbria Police Force to provide various services. Details are set forth in the attached releases.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                       By:   /s/ Richard J. Lubasch
                                          ---------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President and
                                                   General Counsel



Dated: April 2, 2003

                                  EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Media Release issued April 2, 2003

 99.2   Media Release issued April 2, 2003

                                                                    Exhibit 99.1


Media Release

Ref: br/06
                                          BAPCO 2003 - Stand No. 222
2 April 2003

             NTL TO PROVIDE NEW CONTROL ROOM SYSTEM FOR MET POLICE

o NTL selected for (pound)25m integrated communications system for London police
o Project management, installation, commissioning and ongoing 24/7 support
o 540+ control positions with access to Airwave, analogue radio, telephony and CCTV

NTL's Public Safety group has been selected by the Metropolitan Police Authority to supply, install and maintain an Integrated Communications Platform (ICP). This will service 31 police control rooms across Greater London for the Metropolitan Police Service and the City of London Police. The seven-year contract will be worth around (pound)25 million.

The ICP is a complete system to give 540+ control room positions integrated access to the new Airwave digital mobile radio service, existing analogue radio schemes, telephony, 3,500 closed-circuit TV cameras and other special communications systems via a touch-screen graphical user interface. There will be three main equipment hub locations with specialist software and hardware, situated at the new C3i centres at Hendon, Lambeth and Bow.

A resilient and scaleable voice-over-IP (VoIP) network will provide connectivity within and between the centres, while main operator control will be via an Integrated Communications Control System (ICCS).

Under the terms of the forthcoming contract NTL will provide project management, installation and commissioning, plus ongoing maintenance once the system is operational. 24/7 support will be co-ordinated from NTL's Nine Elms support centre on London's South Bank. The formal terms of the contract are in the process of being finalised.

Steve Worthington, director of NTL's public safety group, said: "This is an important mission-critical project for the Metropolitan Police and it's one that we feel we're well qualified to deliver. The ICP will be amongst the largest police control-room systems in the world and as an independent system integrator we ensure that all the various sub-systems are optimised and work well together. We're delighted to have been chosen for this extremely important task."

Paul Glaister, Telecommunications Programme Director, Metropolitan Police Service said: "NTL was awarded the contract for the ICP after a full OJEC competition. The ICP will provide the Met with a truly state-of-the-art integrated control room system bringing together many different communications systems including Airwave and CCTV selection as well as other conventional fixed / mobile communications and telephony within a single desktop terminal in an efficient and user-friendly way."

                                      ENDS

for further information:
Bruce Randall, NTL, Winchester          Natasha Rice/Hannah Bailey
Tel: 01962 822582                       Nelson Bostock Communications
Fax: 01962 822374                       Tel: 020 7229 4400
e.mail: bruce.randall@ntl.com           Fax: 020 7792 7411
        ---------------------
www.ntlbroadcast.com                    email: hannah.bailey@nelsonbostock.com
--------------------


more on NTL Broadcast:
o The Broadcast division of NTL has a 48-year history in transmission and has helped pioneer the technologies of the digital age.
o 22 million UK homes receive ITV, Channel 4 and Channel 5 via NTL's broadcast transmitter networks. NTL Broadcast also provides transmission for most UK independent radio stations, both analogue and digital.
o NTL provides end-to-end media solutions to the broadcast industry across terrestrial, cable and satellite platforms. This includes satellite uplinking, satellite newsgathering, outside broadcast facilities, programme presentation, play-out and distribution.
o With a portfolio of over 2300 radio sites across the UK, NTL's Wireless Solutions group specialises in end-to-end mobile and cellular network infrastructure, from site sharing and in-building solutions to access circuits, managed back-haul and core network provision.
o NTL Broadcast provides a full range of telecommunications services to the public safety sector
o NTL is assisting other countries with new broadcast systems and the introduction of digital services. Operations are already established in southeast Asia.
o    Further information can be found at www.ntlbroadcast.com

                                                                    Exhibit 99.2

Media Release

Ref no: br/07
                                           BAPCO 2003 - Stand No. 222
2 April 2003

     NTL IN PARTNERSHIP TO MANAGE DIGITAL TRANSITION FOR NORTHUMBRIA POLICE

o multi-million pound contract for digital migration and managed services
o supports upgrade to government-backed Airwave system
o supports force with control room upgrade project to new ICCS platform

NTL Broadcast's Public Safety group, the UK's largest provider of radio communications managed services, has been awarded a multi-million pound contract by Northumbria Police Force to provide managed service for the provision of TETRA (Terrestrial Trunked Radio) terminals and ongoing support. The contract, which will run over a period of years, will see NTL provide support to the force's transition to the government-backed Airwave system.

NTL is providing an individually tailored service from hardware procurement through to ongoing communications support. Working closely with the Northumbria Airwave team, NTL is providing a range of service including vehicle installations, vehicle QA maintenance, technical support, software upgrades implementation, asset management, terminal configuration, and officer-ready. NTL will also be supporting the force in their Control Room upgrade project.

Michael Craik, Deputy Chief Constable, Northumbria Police who has overall responsibility for the implementation of the Airwave project, said: "I have been delighted at the way in which, through a strong partnership, we have managed the introduction of our new radios. This has involved close contact and trust between my project team, Motorola, NTL, Airwave and operational officers representing a number of specialist groups."

"We are delighted to reaffirm our long-standing partnership with Northumbria Police in the new digital era," said Steve Worthington, Head of Public Safety at NTL. "Helping the force successfully implement such a sizeable and complex solution will draw extensively on our skills and experience in delivering reliable, managed communications services."

Airwave is the government-funded nationwide mobile TETRA radio service, designed to enable emergency services in England, Wales and Scotland to communicate seamlessly over a universal platform. NTL currently works with over 75% of Public Safety radio communications support services and is engaged in the process of migration planning and managed service provision for the new digital platform. NTL holds a unique position by maintaining strong industry partnerships and technology independence, providing the emergency services with 'best-value' solutions to meet their exact requirements.

                                      ENDS

for further information:
Bruce Randall, NTL, Winchester          Natasha Rice/Hannah Bailey
Tel: 01962 822582                       Nelson Bostock Communications
Fax: 01962 822374                       Tel: 020 7229 4400
e.mail: bruce.randall@ntl.com           Fax: 020 7792 7411
        ---------------------
www.ntlbroadcast.com                    email: hannah.bailey@nelsonbostock.com
--------------------


more on NTL Broadcast:
o The Broadcast division of NTL has a 48-year history in transmission and has helped pioneer the technologies of the digital age.
o 22 million UK homes receive ITV, Channel 4 and Channel 5 via NTL's broadcast transmitter networks. NTL Broadcast also provides transmission for most UK independent radio stations, both analogue and digital.
o NTL provides end-to-end media solutions to the broadcast industry across terrestrial, cable and satellite platforms. This includes satellite uplinking, satellite newsgathering, outside broadcast facilities, programme presentation, play-out and distribution.
o With a portfolio of over 2300 radio sites across the UK, NTL's Wireless Solutions group specialises in end-to-end mobile and cellular network infrastructure, from site sharing and in-building solutions to access circuits, managed back-haul and core network provision.
o NTL Broadcast provides a full range of telecommunications services to the public safety sector
o NTL is assisting other countries with new broadcast systems and the introduction of digital services. Operations are already established in southeast Asia.
o    Further information can be found at www.ntlbroadcast.com